Corrected Transcript 1-877-FACTSET www.callstreet.com Total Pages: 14 Copyright © 2001-2022 FactSet CallStreet, LLC 07-Jun-2022 Chico’s FAS, Inc. (CHS) Q1 2022 Earnings Call Exhibit 99.1

Chico’s FAS, Inc. (CHS) Q1 2022 Earnings Call Corrected Transcript 07-Jun-2022 1-877-FACTSET www.callstreet.com 2 Copyright © 2001-2022 FactSet CallStreet, LLC CORPORATE PARTICIPANTS David M. Oliver Senior Vice President-Finance, Controller & Chief Accounting Officer, Chico's FAS, Inc. Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. Patrick J. Guido Chief Financial Officer & Executive Vice President, Chico's FAS, Inc. ... OTHER PARTICIPANTS Alec Legg Analyst, B. Riley Securities, Inc. Dana Lauren Telsey Analyst, Telsey Advisory Group LLC Marni Shapiro Analyst, The Retail Tracker LLC Janet J. Kloppenburg Analyst, JJK Research ... MANAGEMENT DISCUSSION SECTION Operator: Welcome to Chico's FAS First Quarter 2022 Conference Call and Webcast. All participants will be in listen-only mode. Please note, this call is being recorded. I would now like to turn the call over to Corporate Controller, David Oliver. Mr. Oliver, please go ahead. ... David M. Oliver Senior Vice President-Finance, Controller & Chief Accounting Officer, Chico's FAS, Inc. Good morning and welcome to the Chico's FAS first quarter 2022 conference call and webcast. For reference, our earnings release can be found on our website at www.chicosfas.com under Press Releases of the Investor Relations page. Today's comments will include forward-looking statements regarding our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry, which speak only as of today's date. You should not unduly rely on these statements. Important factors that could cause actual results or events to differ materially from those projected or implied by our forward-looking statements are included in today's earnings release, our SEC filings and the comments made on this call. We disclaim any obligation to update or revise any information discussed on this call, except as may be otherwise required by law. Certain non-GAAP measures may be referenced in today's call. A GAAP to non-GAAP reconciliation schedule is included in our earnings presentation posted this morning on the Chico's FAS Investor Relations page. Now I'll turn the call over to our CEO and President, Molly Langenstein. ...

Chico’s FAS, Inc. (CHS) Q1 2022 Earnings Call Corrected Transcript 07-Jun-2022 1-877-FACTSET www.callstreet.com 3 Copyright © 2001-2022 FactSet CallStreet, LLC Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. Thank you, David, and good morning, everyone. Fiscal 2022 is off to a great start, with year-over-year comparable sales up 41% and 11% over 2019. Along with EPS that was well above the high end of our guidance, this strong financial performance and continued momentum demonstrates that our strategy is working. We continue to leverage our proven business model and execute against our strategic pillars, and we're seeing the benefit in our results. After achieving a successful turnaround, our team is focused on delivering our three-year growth plan and great progress is underway. Let me highlight some key accomplishments for the first quarter. We posted $0.28 diluted EPS, driven by the 41% comparable sales growth, along with significant growth margin expansion and diligent expense control. Our strong first quarter sales growth in both our stores and digital channel was boosted by key enhancements in product and marketing that drove full price selling and higher average unit retail. White House Black Market was the standout in the quarter, with comparable sales growth up 65% driven by the introduction of new fabric, featuring stretch and versatility supporting for work-from-anywhere needs. White House Black Market generated higher AUR, elevated full price selling and positive comparable sales to 2019, driven by continued diligent inventory discipline, with on-hand inventory below pre-pandemic levels. Chico's delivered exceptional sales gains for the quarter, posting comparable sales growth of 52%. Customers responded enthusiastically to product innovation and solutions, featuring fit and comfort. Chico's delivered sales gains on leaner inventory compared to 2019, achieved higher full price sell-through rates, and drove increased AUR. And I'm pleased to report that according to data from market research firm NPD, both White House Black Market and Chico's grew faster than the market this past quarter and added meaningful market share. Soma posted its seventh consecutive quarter of growth over the prior year, achieving a 0.5% sales increase versus last year's first quarter. Soma's core bra and panty business grew 5%, driven by the launch of our patent pending Smart Bra, Bodify utilizing first-to-market technology. These solid results in the core business were partially offset by a slowdown in the lounge and cozy categories. Again referring to NPD data, Soma's growth continued to meaningfully outpace the market in non-sport bras and panties for the quarter. We have a strong position in basic replenishment bra and panty inventory so we can meet our customer's needs. We continue to elevate our marketing, allocating targeted resources to digital, which drove increased traffic and customers to all three brands. Existing, reactivated and new customers were up over the prior year, with existing and new customers experiencing growth in the mid-teens. Our total customer count increased nearly 15% over last year's first quarter. The average age of new customers is also continuing to trend younger across all three brands. At 40%, the first quarter gross margin rate exceeded our outlook by 230 basis points and outperformed last year's first quarter by 730 basis points. This was driven by higher average unit retail and full price sales, combined with occupancy leverage, partially offset by elevated raw materials and freight costs. We demonstrated ongoing cost discipline with SG&A expenses declining to 31.6% of net sales. The improvement of 300 basis points from last year's first quarter reflects the impact of sales leverage and ongoing benefit of cost savings initiatives implemented in recent years.

Chico’s FAS, Inc. (CHS) Q1 2022 Earnings Call Corrected Transcript 07-Jun-2022 1-877-FACTSET www.callstreet.com 4 Copyright © 2001-2022 FactSet CallStreet, LLC Four clearly defined strategic pillars guided our turnaround and keep us focused to deliver our growth strategy. We are customer-led, product-assessed, digital-first and operationally excellent. Let me update you on each. We are customer-led, focused on community, engagement and creating exceptional and memorable customer experiences. Our unique brand portfolio is fueling growth through three powerful commerce channels, creating connection, community and collaboration and enabling our customer to interact with us in a seamless manner. Digital is the first impression of our brand and an efficient platform to teach and inspire customers about our merchandise. Our physical stores serve as community centers for both connection and self-discovery, as well as a home for interactions with our stylists and bra experts. And finally, our social stylist can expertly connect the two. Each of our brands has seriously loyal customers, and we laid the groundwork last year with the new customer data platform that will fuel our new loyalty programs. Our existing loyalty programs already have some of the highest participation rates in retail at over 90%. We launched our new Soma loyalty program in the fourth quarter last year and plan to launch new loyalty programs for our apparel brands in the second quarter of this year. We know our customer and look forward to further solidifying our already strong relationship through these new programs. And we are product-obsessed, delivering distinctive, innovative, premium, best-in-class goods that provide beautiful solutions giving our customer confidence and joy. At each brand, we are focused on driving AUR and full price sales growth. At White House Black Market, customers enthusiastically responded to versatile dressing in seasonless fabric, including time of tailoring with the introduction of stretch crepe and luxe stretch knit tailoring, which drove for closet refresh for both return-to-office and work-from-home wardrobes. Premium denim was strong with the launch of new girlfriend style and inspiring dresses were huge wins for the quarter. At Chico's, we are reinvigorating growth through fit, comfort and wearability, with products like our No-Iron shirt franchise, our Travelers Collection and pants and denim featuring our So Slimming bottoms and [ph] 360-fit paneling (09:21). At both Chico's and White House Black Market, nearly every category grew significantly over last year, demonstrating that product enhancements and innovations are moving both apparel brands forward. In fact, customers appreciate our elevated quality and are receptive to paying for value across our entire brand portfolio. At Soma, we continue to make investments in cutting-edge product innovation and comfort solutions in panties, sleep, active and especially bras. We are the destination for all her bra needs. And we have developed six key bra franchises including our newest game-changing Smart Bra, Bodify that includes proprietary technology that adjusts to a woman's individual body measurements as they fluctuate throughout the month. At Soma, we are well-positioned with replenishment and basic inventory to drive growth, which is especially critical in the foundations business. We are digital-first, leveraging technology to engage and deliver to our customers across channel by strengthening our core platform, data-driven insights and decision making. In the quarter, we generated strong year-over-year double-digit growth. Our proprietary digital tools continue to fuel sales and engagement is growing.

Chico’s FAS, Inc. (CHS) Q1 2022 Earnings Call Corrected Transcript 07-Jun-2022 1-877-FACTSET www.callstreet.com 5 Copyright © 2001-2022 FactSet CallStreet, LLC Combined, digital tools grew 26% over last year's first quarter. Customers using these tools like StyleConnect and MyCloset are more engaged and have higher conversion rates, units per transaction and average order values. For example, customers using MyCloset have a five times higher conversion rate than the site average and a significantly higher AOV than those not using the feature. Multi-channel customers spend more than three times single channel customers and this group continues to grow in customer count, sales and spend per customer in the first quarter. All three of our brands have now successfully launched apps and sales from the app are tracking at two times planned, driven by higher average order values. Sales generated are approximately 15% higher than the site average. We are pleased that the apps have garnered a 4.8-Star rating on the Apple App store. We will continue to invest in technology and talent, enhancing AI-driven customer engagement and science-based marketing, our digital evolution continues. We strive for operational excellence. During 2021 and continuing into first quarter of 2022, we prudently managed our inventory, supply chain, expenses and real estate. We also generated healthy cash flow and delivered a strong bottom line. All of this shows alignment and commitment in operating our business to the highest standard. During the quarter, we had exceptional gross margin performance driven by strength in full price sales, higher AURs and improved leverage of occupancy cost on higher sales despite increases in raw material. We actively manage the production calendar, inventory flow and the supply chain challenges to assure goods arrived on time while controlling freight costs. We are focusing on continually improving our sourcing logistics and operational processes to help drive efficiency. For example, the decision to extend our production calendar by 10 weeks has allowed us to reduce costly air freight usage and even reduce year-over-year inbound logistics costs. Sales leverage and ongoing cost discipline efforts resulted in our best SG&A rate performance in several years. Now, let me turn the call over to PJ to update you on our financial performance. PJ? ... Patrick J. Guido Chief Financial Officer & Executive Vice President, Chico's FAS, Inc. Thank you, Molly, and good morning, everyone. Our powerful portfolio of three unique brands continues to outperform with each brand contributing to growth and profitability and fueling continued momentum. During the first quarter, we achieved 41% comparable sales growth over 2021 and we surpassed 2019 comparable sales by 11%. This performance was driven by the newness and innovation of our assortments and enhanced marketing efforts that drove full price selling. First quarter gross margin was 40% compared to 32.7% last year. The 730 basis point improvement in gross margin rate primarily reflected higher AUR combined with occupancy leverage. Both of which more than offset elevated raw material and freight costs. SG&A expenses for the quarter totaled $171 million, or 31.6% of sales, compared to 34.6% of sales in 2021. Now that's first quarter rate in five years. Higher sales, coupled with proactive expense management, have enabled us to realize meaningful leverage that will give us more financial flexibility as we continue to grow and invest in all three brands.

Chico’s FAS, Inc. (CHS) Q1 2022 Earnings Call Corrected Transcript 07-Jun-2022 1-877-FACTSET www.callstreet.com 6 Copyright © 2001-2022 FactSet CallStreet, LLC For the quarter, we generated $45 million of operating income and posted our highest operating margin in five years at 8.4%. We also generated $57 million of EBITDA, nearly a 10 times increase over last year, clear evidence of the strength of our operating model, which focuses equally on sales, earnings growth and cash flow. Shifting to our balance sheet and the strength of our financial position, we ended the quarter with cash of $104 million and capacity on our credit facility of $157 million, equating to total liquidity of over $260 million. This provides us the flexibility to manage our current business while making investments to propel future growth. At the end of the first quarter, inventories totaled $326 million compared to $210 million at the end of last year's first quarter. The $116 million or 55% increase from last year primarily reflects on-hand inventories to align with higher consumer demand and an increase in in-transit inventories due to extended trend at times, which are currently more than double what we've seen in prior years. Now, looking at sales relative to inventory levels of each brand. White House Black Market on-hand inventory was up 46% and well in line with total sales growth of 62.5%. Higher in-transit is well-positioned to ensure steady flow of newness to meet demand through summer and early fall. Chico's on-hand inventory was up 43% and also well in line with total sales growth of 49.4% in the first quarter. In-transit inventory for Chico's also represent summer and early fall assortments that we expect to deliver on time to satisfy planned demand for the second quarter and back half of the year. Total Soma inventory including on- hand and in-transit for the first quarter was up just over 40% and 95% comprised of core bras and panties in basic replenishment colors and styles. In short, we believe our inventory is well-positioned relative to planned demand for each brand for the balance of the year. Now let's shift to real estate. We continue to actively manage our real estate portfolio to enhance overall stores and company profitability. It is important to note that our consumers love to engage with our brands in the communities where they live, and our digital sales trend much higher in markets where we have a physical presence. We view our current real estate footprint as a strategic asset and competitive advantage given our prime locations across the US, and we plan to optimize this advantage over the coming years. At the end of the first quarter, we operated 1,264 boutiques compared to 1,410 boutiques for the same period in 2019. Despite this 10% reduction in the store fleet, total sales were 4.5% above the first quarter of 2019. Going forward, we plan to open up to 30 Soma standalone stores in the back half of this year. And although we are targeting up to 40 store closures in both Chico's and White House Black Market, store performance continues to improve and this number will remain a moving target. Now I will give some color on our outlook for the second quarter and full year. We expect strong top line growth for the year, ahead of our 12.5% compound annual growth rate target under our current long-term plan. All three brands are well-positioned for success with innovative product launches that are resonating with our loyal customer base while attracting new customers across a wider demographic spectrum. We see opportunity for continued gross margin expansion through higher AUR and occupancy leverage. However, supply chain disruptions and inflation are expected to remain a challenge that we are working to navigate as we successfully did in 2021. We remain highly disciplined on expense control and had a lean cost structure. Although we're seeing labor inflation in our stores and distribution centers, we view both of these costs

Chico’s FAS, Inc. (CHS) Q1 2022 Earnings Call Corrected Transcript 07-Jun-2022 1-877-FACTSET www.callstreet.com 7 Copyright © 2001-2022 FactSet CallStreet, LLC as investments that are closely linked to top line growth. And marketing, our second largest expense next to labor, is one that we can adjust as the environment dictates. We are also excited about the selective investments we are making in e-commerce and marketing platforms that are supporting all three brands and creating a closer, more personalized relationship with our customers. This will be key in driving both traffic and conversion across channels to complement higher AURs. We forecast our cash flow and liquidity will remain strong and provide us with the flexibility to execute on our strategic plan and continue to navigate the current competitive retail landscape. With that, for the second quarter, we expect total sales of $535 million to $550 million, gross margin rate to be in the 38.7% to 39.4% range, SG&A rate to be in the 31.2% to 31.6% range, an effective tax rate of approximately 26%, and diluted EPS of $0.21 to $0.26 per share. With our first quarter exceeding expectations, we have raised our full-year 2022 outlook and now expect total sales of $2.13 billion to $2.16 billion, gross margin rate to be in the 38.3% to 38.6% range, SG&A rate to be in the 32.6% to 32.9% range, an effective tax rate of approximately 26%, and diluted EPS of $0.64 to $0.74 per share. Our planned capital expenditures for fiscal 2022 are $65 million to $70 million, allocated approximately one-third for digital investments, one-third for new Soma stores and one-third for supply chains store upgrades and facilities. In closing, we remain confident in our ability to take advantage of our existing momentum and deliver on our three-year plan we laid out in March. Our plan targets over $2.5 billion in sales by 2024 and includes more than $1 billion of digital sales. We are also planning to reach an annual gross margin of 40% at a minimum operating margin of 7.5%. And we plan to generate cumulative cash from operations of over $400 million. All this would help support an EPS target growth rate in excess of 15% annually. We look forward to keeping you posted on our progress. Now I'll turn the call back over to the operator. Operator?

Chico’s FAS, Inc. (CHS) Q1 2022 Earnings Call Corrected Transcript 07-Jun-2022 1-877-FACTSET www.callstreet.com 8 Copyright © 2001-2022 FactSet CallStreet, LLC QUESTION AND ANSWER SECTION Operator: Thank you. [Operator Instructions] Today's first question comes from Susan Anderson of B. Riley. Please go ahead. ... Alec Legg Analyst, B. Riley Securities, Inc. Q Good morning. Alec Legg on for Susan. Thanks for taking our question and nice job on the quarter. My first question just on the comps. So, they were all positive versus 2019. But I'm just curious if you could talk about the store traffic versus conversion and the ADS and then maybe even the traffic of the mall stores versus off-mall stores. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A Absolutely. And thank you, Alec. So first of all, we are excited about what we're seeing in the business and what we're seeing in the customer behavior. As it specifically relates to AUR and ADS, we're seeing strong consumer demand across the three brands. In fact, if we look at our spend per customer, our spend per customer is up 22% year-over-year, and we are experiencing higher frequency and bigger baskets. We're also exhibiting strong healthy customer when we look at the Q1 customer versus what the rolling 12 are that we're actually seeing stronger behavior in AUR and ADS. ... Alec Legg Analyst, B. Riley Securities, Inc. Q Perfect, thanks. And just to follow up on the gross margins for the year, I guess how big are you modeling in excess freight cost and is there anything we should be mindful of as we enter the back half of this year, such as excess freight cost paid in the back half of 2021? ... Patrick J. Guido Chief Financial Officer & Executive Vice President, Chico's FAS, Inc. A Thanks, Alec. I will take that one. So, for this quarter, we reached 40% and that was – which was higher than last year and 2019. It was driven primarily by AUR, which drove about 400 basis points. That was offset by about 340 basis points of raw material and freight cost. However, I would note that the majority of that was raw materials and less so on the freight impact. For the quarter and for the back half of the year, we are managing our mix of ocean and air. So although we expect continued elevated impact from inflation, we do expect the growth to slow and even in some respect be lower than last year because we are using more ocean and less freight, and that's the function of us extending our calendar by 10 weeks and just managing the inventory better. So AUR is outpacing average unit cost. So we are going to continue to manage that and again throughout the year, we do expect elevated cost, but, again, we are working through it and managing [ph] that (25:40). ... Alec Legg Analyst, B. Riley Securities, Inc. Q Perfect. Thank you. Best of luck for the rest of the year. ...

Chico’s FAS, Inc. (CHS) Q1 2022 Earnings Call Corrected Transcript 07-Jun-2022 1-877-FACTSET www.callstreet.com 9 Copyright © 2001-2022 FactSet CallStreet, LLC Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A Thank you, Alec. ... Operator: Thank you. And our next question today comes from Dana Telsey of Telsey Advisory. Please go ahead. ... Dana Lauren Telsey Analyst, Telsey Advisory Group LLC Q Good morning, everyone, and nice to see the progress. As you think about supply chain and price increases, where are you in that journey for each of the brand? And I think, Molly, you had mentioned some of the slowdown in lounge where that was some of the pandemic type clothing, how are you planning that going forward and is space being reallocated? Thank you. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A Good morning, Dana, and thank you. The supply chain challenges that we've experienced all the way through 2021 have obviously continued to 2022, and we've been nimble on responding to these challenges by taking position in basics and shifting the calendar to mitigate the extended in-transit times. We will continue to respond to these new challenges as they arise and will keep actively managing our production calendar to avoid the costly air freight until we see the situation changing. And as PJ alluded to, we're seeing a favorable based upon our mix in ocean and air and will continue to manage that from a supply chain standpoint. As it relates to categories and how they are shifting, this is something that is just consistent in our business that there are shifts in the business and staying close to the consumer behavior is how we manage that. So the lounge category that you mentioned within Soma, we have shifted to our core categories in bras and panties. And if you look at for the first quarter according to NPD data, the consumer demand for non-sport bras and panties stale, while Soma's share in these categories continue to grow. In fact, we had a double-digit spread between the market decline and Soma's growth, which is evident that our strategy is working to continue to drive our core bra and panty business. And for the quarter, even though we posted a 0.5% increase, the core bra and panty business grew 5% over last year based upon our launch of the Bodify, which is one of our six new franchises within bras. So we will continue to be able to drive those core categories to offset what will happen in lounge. ... Dana Lauren Telsey Analyst, Telsey Advisory Group LLC Q Got it. And then just as you think about planning inventories to go through the year, how do you look at the cadence of inventory as a 55% now, how do you think about that cadence of growth going forward? ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A We believe our inventories are appropriately assorted and well-positioned for growth in each brand. In particular, if you look at the apparel inventories, we are down 6% compared to the first quarter of fiscal 2019. And the total Soma inventory including on-hand and in-transit was up 40% over last year. But if you look at the composition of

Chico’s FAS, Inc. (CHS) Q1 2022 Earnings Call Corrected Transcript 07-Jun-2022 1-877-FACTSET www.callstreet.com 10 Copyright © 2001-2022 FactSet CallStreet, LLC that, Dana, you can see that 95% of that inventory is comprised of core bras and panties in basic replenishment colors and styles. Our markdown inventory is actually down double-digits compared to last year. So anything that we had in the lounge category that we – in the first quarter has been liquidated, so our inventory position that is over is in core panties and bras which are not a liability. ... Dana Lauren Telsey Analyst, Telsey Advisory Group LLC Q Thank you. ... Operator: And the next question today comes from Marni Shapiro with The Retail Tracker. Please go ahead. ... Marni Shapiro Analyst, The Retail Tracker LLC Q Hey, guys, congratulations on a great quarter and really beautiful assortment. PJ, if you could just walk through quickly again, I think you said you're going to open up, up to 30 Soma's clothes for each White House Black Market, so if you just can confirm that and are you opening up any White House or Chico's? And then, Molly, if you could just talk about kind of following up on what Dana was saying, spring/summer feels like the peak event, wedding period. White House's dresses have been absolutely beautiful and Chico's as well. So how are you thinking about the mix of kind of dress up to more wear-to-work in the back half of the year and do you feel well-positioned for that? ... Patrick J. Guido Chief Financial Officer & Executive Vice President, Chico's FAS, Inc. A So, thanks, Marni. So on the store opening. So with regards to Soma, we're planning to open up to 30 in the back half of this year, we've identified 28, we're working on potentially two more, so – and then going forward, we do expect to continue to open Soma's pursuant to our three-year plan. With regards to White House and Chico's, we're targeting actually closing up to 40 mall-based Chico's and White House. We're not contemplating opening additional stores, but again managing our fleet is an ongoing exercise, but that's the cadence that's in the plan right now [ph] we believe (30:44). ... Marni Shapiro Analyst, The Retail Tracker LLC Q Great. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A And Marni, as it relates to spring/summer mix and dress up in the back half of the year, we are – we're feeling very good about the position of our inventory, we have been very prudent about remaining lean in the apparel category. They're actually in the fashion categories is probably the best way to say it. We spent a tremendous amount of time looking at new fabrications to launch in both of the apparel brands. And those are not unique to a season, but really are things that have a lot of stretch so they can last for any type of occasion whether she is at-home working or whether she is in the office or even versatility in our dresses. In

Chico’s FAS, Inc. (CHS) Q1 2022 Earnings Call Corrected Transcript 07-Jun-2022 1-877-FACTSET www.callstreet.com 11 Copyright © 2001-2022 FactSet CallStreet, LLC particular, if you look at the new category that we launched for the second quarter in Chico's, our dresses have a tremendous amount of versatility and can take you anywhere. So we're very focused on versatility to be able to manage how the customer is dressing in a much more broad manner. We believe that this is not only a customer change and how she wants to dress, but we believe this is really just a sea change on how we need to respond to the consumer. So as that – as spring/summer mix would vary, pleased with our inventory levels are today. And as we look at the back half of this year, we have a balanced of basic categories along with fashion. We have some new things that are in the pipeline as well. We just launched shoes in Chico's. We also have a new linen fabrication that we just launched that we're excited about. We also have something new that's coming in White House in July. And also in Soma, we also continue that innovation pipeline as well. We launched a new Bodify denim and we also have a new online things that are coming later on this quarter. So we're going to continue driving that innovation pipeline to be able to drive consumer demand and also maintain higher AURs. ... Marni Shapiro Analyst, The Retail Tracker LLC Q Fantastic. Best of luck through summer. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A Thank you Marni. ... Patrick J. Guido Chief Financial Officer & Executive Vice President, Chico's FAS, Inc. A Thank you. ... Operator: And the next question today comes from Janet Kloppenburg with JJK Research Associates. Please go ahead. ... Janet J. Kloppenburg Analyst, JJK Research Q Good morning, everyone, and let me add my congratulations. I wanted to just follow up a little bit on Soma and to be clear that the lounge – so lounge and what other category Molly that's softened up. Did you expect that and now the inventories for the back half planned down or do you see the category bouncing as we go into the remainder of the year? And in terms of Chico's and White House Black Market, I was just wondering what level of price increases you've taken, what anymore in on that and how much you're thinking about the potential for the promotional environment to heat up, as we go through the rest of the year with perhaps other competitors having too much inventory and maybe not inventory that's as appropriate as yours – inventory that may not be resonating? Thanks so much. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A

Chico’s FAS, Inc. (CHS) Q1 2022 Earnings Call Corrected Transcript 07-Jun-2022 1-877-FACTSET www.callstreet.com 12 Copyright © 2001-2022 FactSet CallStreet, LLC Yes, and thank you, Janet. As regards to the health of the inventory, we've taken the lounge and cozy categories that we needed to, that we saw really as the change in Q1. Where we see opportunity is in the core categories and in the back half of the year for Soma, we will continue to focus on our core categories of bras and panties and sleep. And that's where we're focused. And we believe that we have a inventory and receipts that are aligned to the demand that we see in the back half of the year that PJ mentioned in the outlook. As it relates to apparel and price increases and what we've taken in terms of ticket, the biggest thing that we've focused on, Janet, is actually newness in the assortment and not just taking like-for-like items up in prices. So it's been very important that we stay focused on is innovation pipeline that we're offering new fit features in our bottoms, we're offering new bodies and we're offering new fabrications and even new categories in our apparel brands, so that – and even in the Bodify launch in Soma, so that we are able to demonstrate to customers that this is what the product does, this is why it's extra value and we are not seeing any customers that are having a challenge with the better quality garments that we are giving them. And that they are paying for that price point and that is evident in our units being up, our AUR being up and our ADS being up and also spend per customer being up double-digits across the board in addition to our customer count being up in all three brands. So we believe we have taken enough necessary steps there. As it relates to promotions we have, we believe that main inventories, in particular, in fashion categories are the key to not going backwards on promotion. We've actually taken more promotion out of the calendar in Q1 versus last year and are remaining to stay focused on better product, better story-telling, to be able to manage that. So we're going to remain vigilant, but we're also going to stay very close to the customer behavior and currently what we have not seen is we have not seen a change in the customer behavior. ... Janet J. Kloppenburg Analyst, JJK Research Q That's great. Thank you. PJ, I was unclear about whether you – I heard what you said about the freight and ocean and all that, but I was just wondering does that mean that you've a tailwind on gross margin because of lower – because of lower freight expense going into the back half and does that help compensate for some of the raw material pressure you're facing right now? ... Patrick J. Guido Chief Financial Officer & Executive Vice President, Chico's FAS, Inc. A Yeah, Janet. So the back half, there is still limited visibility and it's really, but what we can say is because we're managing our oceans and air better, we're seeing lower year-over-over inbound freight cost in the first quarter, which, as you know, will accrue to us going into the second quarter. So, okay, we're managing that mix, and so there is a little bit of a tailwind right now, but it's volatile, so subject to change. But we budgeted for higher supply chain cost in the back half. So we remain cautious there. ... Janet J. Kloppenburg Analyst, JJK Research Q But even though you're saying it come down, you put it in at a higher level just because things could change, is that how I should read what you just said? ... Patrick J. Guido Chief Financial Officer & Executive Vice President, Chico's FAS, Inc. A Yeah. We plan the back half a little bit more conservatively just given how the landscape has changed rapidly, so yes. But again, we had a benefit in Q1, we expect the benefit in Q2 and we will continue to monitor.

Chico’s FAS, Inc. (CHS) Q1 2022 Earnings Call Corrected Transcript 07-Jun-2022 1-877-FACTSET www.callstreet.com 13 Copyright © 2001-2022 FactSet CallStreet, LLC Janet J. Kloppenburg Analyst, JJK Research Q And what about – we see time limits. Is it getting better, or are you starting to have shorter delays, et cetera? And I just have one more question on real estate after that. Thank you. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A Yeah, absolute, Janet. We believe that it was a key decision to move our production calendar 10 weeks and that has allowed us to be able to have on-time deliveries and also that more favorable mix between ocean and air freight. So that key decision has allowed us to be able to have on-time deliveries. In fact, our on-time deliveries were well over 80% for the quarter and the few things that were a little later than we had expected were not massively delayed, we're only talking about may be a week, a change in the difference of what we had expected, so all manageable. ... Janet J. Kloppenburg Analyst, JJK Research Q Okay, good. And just on the store closings of Chico's and White House Black Market, could you perhaps be negotiating better lease terms, PJ, that would make the stores' P&L more viable and keep them open? ... Patrick J. Guido Chief Financial Officer & Executive Vice President, Chico's FAS, Inc. A Yeah, Janet, so we are doing that. ... Janet J. Kloppenburg Analyst, JJK Research Q Yeah. ... Patrick J. Guido Chief Financial Officer & Executive Vice President, Chico's FAS, Inc. A And in many respects, stores that were slated or at risk of close have come off that list. So, we targeted closing 40 to 50 stores last year. We closed less than 40. So, yeah, we constantly evaluate the portfolio, negotiate the best deals we can, at the same time we're seeing productivity at the stores improved. So, that level of store closure gets slow. ... Janet J. Kloppenburg Analyst, JJK Research Q Thank you very much. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A Thank you, Janet. ... Operator: Thank you, ladies and gentlemen. This concludes our question-and-answer session. I'd like to turn the conference back over to Molly Langenstein for any closing remarks. ...

Chico’s FAS, Inc. (CHS) Q1 2022 Earnings Call Corrected Transcript 07-Jun-2022 1-877-FACTSET www.callstreet.com 14 Copyright © 2001-2022 FactSet CallStreet, LLC Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. Thank you. Our results and continued momentum demonstrates that our strategy is working. We are company with three powerful brands, each with the clear path of profitable growth and our pillars of customer-led product- obsessed, digital-first and operational excellence continues to guide us. After achieving a successful turnaround, we are now focused on delivering on our three-year growth plan and we're off to a great start. I want to thank the Chico's FAS team for continuing to deliver these great results and positioning us for an even better future. Thank you for your interest and confidence in Chico's FAS, and we look forward to speaking with you again during our second quarter call in August. ... Operator: Thank you. This concludes today's conference call. We thank you all for attending today's presentation. You may now disconnect your lines and have a wonderful day. Disclaimer The information herein is based on sources we believe to be reliable but is not guaranteed by us and does not purport to be a complete or error-free statement or summary of the available data. As such, we do not warrant, endorse or guarantee the completeness, accuracy, integrity, or timeliness of the information. You must evaluate, and bear all risks associated with, the use of any information provided hereunder, including any reliance on the accuracy, completeness, safety or usefulness of such information. This information is not intended to be used as the primary basis of investment decisions. It should not be construed as advice designed to meet the particular investment needs of any investor. This report is published solely for i nformation purposes, and is not to be construed as financial or other advice or as an offer to sell or the solicitation of an offer to buy any security in any state where such an offer or solicitation would be illegal. Any information expressed herein on this date is subject to change without notice. Any opinions or assertions contained in this information do not represent the opinions or beliefs of FactSet CallStreet, LLC. FactSet CallStreet, LLC, or one or more of its employees, including the writer of this report, may have a po sition in any of the securities discussed herein. THE INFORMATION PROVIDED TO YOU HEREUNDER IS PROVIDED "AS IS," AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, FactSet CallStreet, LLC AND ITS LICENSORS, BUSINESS ASSOCIATES AND SUPPLIERS DISCLAIM ALL WARRANTIES WITH RESPECT TO THE SAME, EXPRESS, IMPLIED AND STATUTORY, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ACCURACY, COMPLETENESS, AND NON -INFRINGEMENT. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NEITHER FACTSET CALLSTREET, LLC NOR ITS OFFICERS, MEMBERS, DIRECTORS, PARTNERS, AFFILIAT ES, BUSINESS ASSOCIATES, LICENSORS OR SUPPLIERS WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS OR RE VENUES, GOODWILL, WORK STOPPAGE, SECURITY BREACHES, VIRUSES, COMPUTER FAILURE OR MALFUNCTION, USE, DATA OR OTHER INTANGIBLE LOSSES OR COMMERCIAL DAMAGES, EVEN IF ANY OF SUCH PARTIES IS A DVISED OF THE POSSIBILITY OF SUCH LOSSES, ARISING UNDER OR IN CONNECTION WITH THE INFORMATION PROVIDED HEREIN OR ANY OTHER SUBJECT MATTER HEREOF. The contents and appearance of this report are Copyrighted FactSet CallStreet, LLC 2022 CallStreet and FactSet CallStreet, LLC are trademarks and service marks of FactSet CallStreet, LLC. All other trademarks mentioned are trademarks of their respective companies. All rights reserved.